UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2021

PTK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39377	84-2970136
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4601 Wilshire Boulevard, Suite 240
Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

(213) 625-8886

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one warrant to acquire one-half of one share of Common Stock, par value $0.0001	PTK.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	PTK	NYSE American, LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	PTK WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, PTK Acquisition Corp., a Delaware corporation (the “Company”), the Company received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual because the Company did not timely filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing of the Company’s stock on the NYSE, and indicated that the Company has six months to file its Form 10-Q to regain compliance.

As reported by the Company in its Form 12b-25 filed with the SEC on May 17, 2021, the Company reevaluated the accounting treatment of its warrants (the “Warrants”) following the issuance by the Staff of the SEC of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”), which provides guidance for all SPACs regarding the accounting and reporting for their warrants. The Company is in the process of determining, based on the SEC Staff Statement, whether the Warrants should be classified as liabilities measured at fair value, with subsequent changes in fair value recorded in the Company’s Statement of Operations each reporting period. The Company continues to work diligently to complete the Form 10-Q as soon as possible.

On May 28, 2021, the Company issued a press release announcing its receipt of the Notice from the NYSE. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 hereto.

Item 8.01. Financial Statements and Exhibits.

On May 28, 2021, the Company issued a press release announcing its receipt of the Notice from the NYSE. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by PTK Acquisition Corp on May 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021	PTK ACQUISITION CORP.

	By:	/s/ Peter Kuo
	Name:	Peter Kuo
	Title:	Chief Executive Officer